GRAMERCY CAPITAL CORP.

Supplemental Data
September 30, 2010

GRAMERCY CAPITAL CORP.

Table of Contents

About Gramercy Capital Corp.

Gramercy Capital Corp. is a self-managed integrated commercial real estate finance and property investment company whose Gramercy Finance division focuses on the direct origination, acquisition and portfolio management of whole loans, subordinate interests in whole loans, mezzanine loans, preferred equity, commercial mortgage-backed securities and other real estate securities, and whose Gramercy Realty division targets commercial properties leased primarily to financial institutions and affiliated users throughout the United States.

Gramercy is headquartered in New York City, and has regional investment and portfolio management offices in Jenkintown, Pennsylvania, Charlotte, North Carolina, and St. Louis, Missouri.

For more information on Gramercy Capital Corp., visit the Gramercy Capital Corp. website at http://www.gkk.com.

Forward-Looking Information

This supplemental data contains forward-looking information based upon the Company's current best judgment and expectations. Actual results could vary from those presented herein. The risks and uncertainties associated with forward-looking information in this supplemental data include the reduction in cash flows received from the Company's investments, in particular its CDOs and the Gramercy Realty portfolio; the ability of the Company's Gramercy Realty division to renegotiate the terms of its mortgage and mezzanine loan obligations; compliance with financial covenants; the adequacy of the Company's cash reserves, working capital and other forms of liquidity; maintenance of liquidity needs, including balloon debt payments; our reduced liquidity resulting from a tender offer of our preferred stock; the success or failure of the Company's efforts to implement its current business strategy; the strength of the commercial finance and real estate property markets, and the banking industry specifically; competitive market conditions; the ability to raise debt and equity capital; unanticipated administrative costs; general and local economic conditions; interest rates; capital and credit market conditions; bankruptcies and defaults of borrowers or tenants in the Company's properties or properties securing the Company's debt investments; the resolution of the Company's non-performing and sub-performing assets and any loss the Company might recognize in connection with such investments; management changes; compliance with overcollateralization and interest coverage tests in the Company's CDOs; and other factors including those listed in the Company's Annual Report on Form 10-K and in the Company's Quarterly Reports on Form 10-Q, which are beyond the Company's control. The Company undertakes no obligation to publicly update or revise any of the forward-looking information. For further information, please refer to the Company's filings with the Securities and Exchange Commission.

GRAMERCY CAPITAL CORP.

Consolidated Financial Information

GRAMERCY CAPITAL CORP.

Comparative Balance Sheets - Assets

(Unaudited - in thousands) *

	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009
Assets					
Real estate investments, at cost:					
Land	$ 902,842	$ 943,700	$ 941,576	$ 910,137	$ 894,510
Building and improvements	2,434,633	2,443,000	2,442,109	2,428,403	2,419,471
Other real estate investments	20,518	-	-	-	-
Less: accumulated depreciation	(153,367)	(138,449)	(122,815)	(107,460)	(91,881)
Total real estate investments, net	3,204,626	3,248,251	3,260,870	3,231,080	3,222,100
Cash and cash equivalents	141,625	133,731	127,446	138,345	96,745
Restricted cash	227,767	177,312	258,984	207,190	254,128
Pledged government securities, net	93,986	95,117	96,168	97,286	98,337
Loans and other lending investments, net	1,176,195	1,238,295	1,235,149	1,383,832	1,451,703
Commercial mortgage-backed securities	1,009,158	1,019,203	992,899	984,709	983,367
Investment in joint ventures	92,466	113,063	109,567	108,465	106,803
Assets held for sale, net	48,137	38,184	641	841	146,896
Tenant and other receivables, net	75,756	64,298	69,257	61,163	37,730
Derivative instruments, at fair value	859	1,276	1,556	-	-
Accrued interest	31,452	34,631	33,201	32,184	32,813
Acquired lease assets, net	408,982	422,245	435,659	450,436	465,502
Deferred costs, net	27,789	30,950	34,259	32,041	38,615
Other assets	58,408	38,303	43,716	37,865	45,998
Total assets	$ 6,597,206	$ 6,654,859	$ 6,699,352	$ 6,765,437	$ 6,980,737

* Does not include the presentation requirements of ASC 810-10 relating to the segregation of Consolidated Variable Interest Entities.

Comparative Balance Sheets – Liabilities & Equity

(Unaudited - in thousands) *

	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009
Liabilities					
Mortgage notes payable	$ 1,708,104	$ 1,730,039	$ 1,737,242	$ 1,743,868	$ 1,754,946
Mezzanine notes payable	550,731	552,064	552,989	553,522	566,442
Term loan, credit facility and repurchase facility	-	-	-	-	48,881
Collateralized debt obligations	2,697,928	2,728,104	2,690,893	2,710,946	2,608,230
Junior subordinated notes	-	-	52,500	52,500	150,000
Total secured and other debt	4,956,763	5,010,207	5,033,624	5,060,836	5,128,499
Accounts payable and accrued expenses	64,389	62,001	61,039	62,294	83,862
Dividends payable	18,688	16,379	14,043	11,707	9,317
Accrued interest payable	12,416	11,152	10,627	9,784	8,898
Deferred revenue	163,707	160,464	172,151	169,246	92,352
Below-market lease liabilities, net	713,753	732,778	751,009	770,781	795,833
Leasehold interests, net	16,205	16,885	17,569	18,254	18,939
Liabilities related to assets held for sale	262	307	263	238	61,001
Derivative instruments, at fair value	199,246	148,789	115,482	88,786	139,421
Other liabilities	6,714	6,518	6,869	16,193	19,297
Total liabilities	6,152,143	6,165,470	6,182,676	6,197,919	6,357,417
Stockholders' equity:					
Common stock	50	50	50	50	50
Series A cumulative redeemable preferred stock	111,205	111,205	111,205	111,205	111,205
Additional paid-in-capital	1,079,613	1,079,341	1,079,062	1,078,784	1,078,828
Accumulated other comprehensive income	(206,168)	(156,696)	(122,434)	(96,038)	(142,260)
(Accumulated deficit) retained earnings	(541,059)	(545,873)	(552,589)	(527,821)	(427,327)
Total Gramercy Capital Corp. stockholders' equity	443,641	488,027	515,294	566,180	620,496
Non-controlling interest	1,422	1,362	1,382	1,338	2,824
Total stockholders' equity	445,063	489,389	516,676	567,518	623,320
Total liabilities and stockholders' equity	$ 6,597,206	$ 6,654,859	$ 6,699,352	$ 6,765,437	$ 6,980,737

* Does not include the presentation requirements of ASC 810-10 relating to the segregation of Consolidated Variable Interest Entities.

GRAMERCY CAPITAL CORP.

Comparative Statements of Operations

(Unaudited - in thousands, except per share data)

	Quarter Ended		Year to Date	
	September 30, 2010	September 30, 2009	September 30, 2010	September 30, 2009
Revenues:				
Rental revenue	$ 78,182	$ 79,840	$ 236,570	$ 242,078
Investment income	40,773	42,222	128,831	140,014
Operating expense reimbursements	31,656	30,634	89,780	90,644
Gain on sales and other income	8,981	1,263	16,345	3,775
Total revenues	159,592	153,959	471,526	476,511
Property operating expenses:				
Real estate taxes	9,917	10,211	30,860	29,699
Utilities	11,221	11,367	30,430	30,771
Ground rent and leasehold obligations	4,350	4,885	14,191	13,776
Property and leasehold impairments	-	587	-	4,181
Direct billable expenses	2,254	2,466	4,939	6,725
Other property operating expenses	24,999	18,575	66,735	59,851
Total property operating expenses	52,741	48,091	147,155	144,703
Other income (expense):				
Marketing, general and administrative	(6,769)	(7,960)	(24,144)	(25,809)
Management fees	-	-	-	(7,787)
Impairment on securities and loans held for sale	(6,730)	(13,551)	(21,333)	(139,930)
Impairment on business combination, net	(2,722)	-	(2,722)	-
Provision for loan loss	(10,000)	(205,508)	(64,390)	(425,692)
Gain on extinguishment of debt	11,703	-	19,443	107,229
Total other income (expense)	(14,518)	(227,019)	(93,146)	(491,989)
EBITDA	92,333	(121,151)	231,225	(160,181)
Interest expense	50,911	55,935	151,572	179,745
Depreciation and amortization	26,652	27,228	80,867	84,185
Loss before equity in income from unconsolidated joint ventures, provision for taxes and non-controlling interest	14,770	(204,314)	(1,214)	(424,111)
Equity in net income from unconsolidated joint ventures	2,006	2,397	4,870	6,584
Provision for taxes	(19)	(88)	(123)	(2,489)
Net income (loss) from continuing operations	16,757	(202,005)	3,533	(420,016)
Net loss from discontinued operations	(10,674)	(1,736)	(12,118)	(14,000)
Net gains from disposals	1,127	3,021	2,439	11,531
Net income (loss) from discontinued operations	(9,547)	1,285	(9,679)	(2,469)
Net income (loss)	7,210	(200,720)	(6,146)	(422,485)
Net (income) loss attributable to non-controlling interest	(60)	(60)	(84)	944
Net income (loss) attributable to Gramercy Capital Corp.	7,150	(200,780)	(6,230)	(421,541)
Accrued preferred stock dividends	(2,336)	(2,336)	(7,008)	(7,008)
Net income (loss) available to common stockholders	$ 4,814	$ (203,116)	$ (13,238)	$ (428,549)
Basic earnings per share:				
Net income (loss) available to common stockholders	$ 0.10	$ (4.07)	$ (0.27)	$ (8.60)
Diluted earnings per share:				
Net income (loss) available to common stockholders	$ 0.10	$ (4.07)	$ (0.27)	$ (8.60)
Basic weighted average common shares outstanding	49,920	49,857	49,906	49,844
Diluted weighted average common shares and common share equivalents outstanding	50,423	49,857	49,906	49,844

GRAMERCY CAPITAL CORP.

Reconciliation of Discontinued Operations

(Unaudited - in thousands)

	Quarter Ended		
	September 30, 2010 Pre-DISCOPS	September 30, 2010 DISCOPS	September 30, 2010 Post-DISCOPS
Revenues:			
Rental revenue	$ 78,193	$ (11)	$ 78,182
Investment income	40,773	-	40,773
Operating expense reimbursements	31,707	(51)	31,656
Gain on sales and other income	8,992	(11)	8,981
Total revenues	159,665	(73)	159,592
Property operating expenses:			
Real estate taxes	9,930	(13)	9,917
Utilities	11,264	(43)	11,221
Ground rent and leasehold obligations	4,353	(3)	4,350
Property and leasehold impairments	10,098	(10,098)	-
Direct billable expenses	2,254	-	2,254
Other property operating expenses	25,172	(173)	24,999
Total property operating expenses	63,071	(10,330)	52,741
Other income (expense):			
Marketing, general and administrative	(7,156)	387	(6,769)
Impairment on securities and loans held for sale	(6,730)	-	(6,730)
Impairment on business combination, net	(2,722)	-	(2,722)
Provision for loan loss	(10,000)	-	(10,000)
Gain on extinguishment of debt	11,703	-	11,703
Total other income (expense)	(14,905)	387	(14,518)
EBITDA	81,689	10,644	92,333
Interest expense	50,911	-	50,911
Depreciation and amortization	26,682	(30)	26,652
Net gains from disposals	(1,127)	1,127	-
Income before equity in income from unconsolidated joint ventures, provision for taxes and non-controlling interest	5,223	9,547	14,770
Equity in net income from unconsolidated joint ventures	2,006	-	2,006
Provision for taxes	(19)	-	(19)
Net income from continuing operations	$ 7,210	$ 9,547	$ 16,757
Net loss from discontinued operations	$ -	$ (10,674)	$ (10,674)
Net gains from disposals	-	1,127	1,127
Net loss from discontinued operations	-	(9,547)	(9,547)
Net income attributable to non-controlling interest	(60)	-	(60)
Net income attributable to Gramercy Capital Corp.	$ 7,150	$ -	$ 7,150

GRAMERCY CAPITAL CORP.

Reconciliation of Discontinued Operations

(Unaudited - in thousands)

	Year to Date Period Ended		
	September 30, 2010 Pre-DISCOPS	September 30, 2010 DISCOPS	September 30, 2010 Post-DISCOPS
Revenues:			
Rental revenue	$ 236,652	$ (82)	$ 236,570
Investment income	128,831	-	128,831
Operating expense reimbursements	89,819	(39)	89,780
Gain on sales and other income	16,412	(67)	16,345
Total revenues	471,714	(188)	471,526
Property operating expenses:			
Real estate taxes	30,938	(78)	30,860
Utilities	30,816	(386)	30,430
Ground rent and leasehold obligations	14,204	(13)	14,191
Property and leasehold impairments	10,361	(10,361)	-
Direct billable expenses	4,998	(59)	4,939
Other property operating expenses	67,183	(448)	66,735
Total property operating expenses	158,500	(11,345)	147,155
Other income (expense):			
Marketing, general and administrative	(24,874)	730	(24,144)
Impairment on securities and loans held for sale	(21,333)	-	(21,333)
Impairment on business combination, net	(2,722)	-	(2,722)
Provision for loan loss	(64,390)	-	(64,390)
Gain on extinguishment of debt	19,443	-	19,443
Total other income (expense)	(93,876)	730	(93,146)
EBITDA	219,338	11,887	231,225
Interest expense	151,571	1	151,572
Depreciation and amortization	81,099	(232)	80,867
Net gains from disposals	(2,439)	2,439	-
Loss before equity in income from unconsolidated joint ventures, provision for taxes and non-controlling interest	(10,893)	9,679	(1,214)
Equity in net income from unconsolidated joint ventures	4,870	-	4,870
Provision for taxes	(123)	-	(123)
Net income (loss) from continuing operations	$ (6,146)	$ 9,679	$ 3,533
Net loss from discontinued operations	$ -	$ (12,118)	$ (12,118)
Net gains from disposals	-	2,439	2,439
Net loss from discontinued operations	-	(9,679)	(9,679)
Net income attributable to non-controlling interest	(84)	-	(84)
Net loss attributable to Gramercy Capital Corp.	$ (6,230)	$ -	$ (6,230)

Comparative Computation of FFO

(Unaudited - in thousands, except per share data)

	Quarter Ended		Year to Date	
	September 30, 2010	September 30, 2009	September 30, 2010	September 30, 2009
Net income (loss) available to common stockholders	$ 4,814	$ (203,116)	$ (13,238)	$ (428,549)
Add:				
Depreciation and amortization	28,254	29,328	86,047	92,456
FFO adjustment for unconsolidated joint ventures	1,091	1,082	3,251	3,370
Less:				
Non-real estate depreciation and amortization	(1,918)	(2,450)	(6,039)	(8,098)
Gain on sale of real estate	(11,692)	(3,020)	(13,083)	(4,974)
Funds from operations	$ 20,549	$ (178,176)	$ 56,938	$ (345,795)
Funds from operations per share - basic	$ 0.41	$ (3.57)	$ 1.14	$ (6.94)
Funds from operations per share - diluted	$ 0.41	$ (3.57)	$ 1.14	$ (6.94)

Consolidated Statement of Stockholders' Equity

(Unaudited - in thousands)

	Common Stock Shares	Common Stock Par Value	Series A Preferred Stock	Additional Paid-In-Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings / (Accumulated Deficit)	Total Gramercy Capital Corp.	Non-controlling interest	Total	Comprehensive Income (loss)
Balance at December 31, 2009	49,885	$ 50	$ 111,205	$ 1,078,784	$ (96,038)	$ (527,821)	$ 566,180	$ 1,338	$ 567,518	
Net income (loss)	-	-	-	-	-	(6,230)	(6,230)	84	(6,146)	$ (6,230)
Change in net unrealized loss on derivative instruments	-	-	-	-	(112,417)	-	(112,417)	-	(112,417)	(112,417)
Reclassification of adjustments of net unrealized loss on securities previously available for sale	-	-	-	-	2,287	-	2,287	-	2,287	2,287
Issuance of stock - stock purchase plan	12	-	-	26	-	-	26	-	26	-
Stock based compensation - fair value	25	-	-	803	-	-	803	-	803	-
Dividends accrued on preferred stock	-	-	-	-	-	(7,008)	(7,008)	-	(7,008)	-
Balance at September 30, 2010	49,922	$ 50	$ 111,205	$ 1,079,613	$ (206,168)	$ (541,059)	$ 443,641	$ 1,422	$ 445,063	$ (116,360)

(Unaudited - in thousands, except per share data)

Market Capitalization	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009
Common stock:					
Common shares outstanding	49,922,393	49,906,180	49,896,808	49,884,500	49,859,322
Share price (end of period)	$ 1.39	$ 1.26	$ 2.79	$ 2.59	$ 2.43
Preferred stock:					
Outstanding shares	4,600,000	4,600,000	4,600,000	4,600,000	4,600,000
Liquidation preference per share	$ 25	$ 25	$ 25	$ 25	$ 25
Equity market capitalization	$ 184,392	$ 177,882	$ 264,212	$ 244,201	$ 236,158
Secured and Other Debt					
Mortgage notes payable	$ 1,708,104	$ 1,730,039	$ 1,737,242	$ 1,743,668	$ 1,764,946
Mezzanine loan payable	550,731	552,064	552,989	553,522	566,442
Term loan, credit facility and repurchase facility	-	-	-	-	48,881
CDOs	2,697,928	2,728,104	2,690,893	2,710,946	2,608,230
Total secured debt	4,956,763	5,010,207	4,981,124	5,008,136	4,978,499
Junior subordinated notes / Trust preferred securities	-	-	52,500	52,500	150,000
Total unsecured debt	-	-	52,500	52,500	150,000
Total debt	$ 4,956,763	$ 5,010,207	$ 5,033,624	$ 5,060,636	$ 5,128,499
Total enterprise value (debt and equity market capitalization)	$ 5,141,155	$ 5,188,089	$ 5,297,836	$ 5,304,837	$ 5,364,657
Common Stock Price					
High	$ 1.65	$ 3.36	$ 4.33	$ 3.34	$ 2.97
Low	$ 1.25	$ 1.15	$ 2.50	$ 2.15	$ 1.23

GRAMERCY CAPITAL CORP.

Debt Data

GRAMERCY CAPITAL CORP.

Debt Summary Schedule

(Dollars in millions)

Mortgage/Borrowing	Number of Properties	9/30/2010 Balance [1]	Coupon Interest Rate [2]	Maturity Date
Secured Fixed-Rate Debt:				
Bank of America - BBD1	116	$340.9	5.47%	Dec-2013
Bank of America - BBD2	138	211.4	5.96%	Sep-2019
Dana - Bank of America	15	180.0	5.61%	Jan-2018
101 Independence	1	72.9	5.53%	Nov-2016
292 Madison (100%)	1	59.1	6.17%	Aug-2017
Pitney Bowes - Bank of America	70	47.2	5.33%	Oct-2022
One Citizens Plaza	1	43.5	5.70%	Jan-2012
801 Market Street	1	39.4	6.17%	Feb-2013
Beaver Valley	1	38.8	5.06%	Jan-2015
FSI 6000D	16	31.2	5.80%	Jun-2017
FSI 6000B	16	29.9	5.80%	Jun-2017
FSI 6000A	15	26.4	6.80%	Oct-2017
FSI 6000C	15	22.7	6.80%	Oct-2017
Pitney Bowes - Wells Fargo A (formerly Wachovia A)	23	20.6	5.50%	Jun-2023
Sterling Bank	14	19.9	5.57%	Jan-2017
Jenkins Court	1	13.9	10.29%	Aug-2030 [3]
Debt With Principal Balance < $3 Million	30	37.4	5.90%	n/a
Total Secured Fixed-Rate Debt	**474**	**$1,235.2**	**5.76%**	**n/a**
Unsecured Fixed-Rate Debt:				
Total Unsecured Fixed-Rate Debt	**0**	**$0.0**	**$0.0**	**n/a**
Total Fixed-Rate Debt	**474**	**$1,235.2**	**5.76%**	**n/a**
Secured Floating-Rate Debt:				
CDO 2007-1	n/a	$1,045.1	3m L+0.460%	Aug-2056 [4]
CDO 2006-1	n/a	900.6	3m L+0.370%	Jul-2041 [4]
CDO 2005-1	n/a	752.2	3m L+0.490%	Jul-2035 [4]
Goldman/Citigroup/KBS/SL Green Mezzanine	n/a	459.4	1m L+5.200%	Mar-2011 [5]
Goldman/Citigroup/SL Green Mortgage	195	240.5	1m L+1.990%	Mar-2011 [5]
PB Capital Mortgage	41	219.5	1m L+1.650%	Apr-2013
Goldman/Citigroup/KBS/SL Green Mezzanine	n/a	91.3	1m L+6.000%	Mar-2011 [5]
Total Secured Floating-Rate Debt	**236**	**$3,708.6**		**n/a**
Unsecured Floating-Rate Debt:				
Total Unsecured Floating-Rate Debt	**0**	**$0.0**	**$0.0**	**n/a**
Total Floating-Rate Debt	**236**	**$3,708.6**		**n/a**
Total Debt	**710**	**$4,943.8**		**n/a**

% Secured Debt Balance to Total Debt	**100.0%**
% Fixed-Rate Debt Balance to Total Debt (including the effect of Interest Rate SWAPS)	**48.5%**

(1) Current principal balance shown does not include GAAP FMV adjustments or discount/premium amounts.
(2) Coupon interest rate is the stated coupon and is not adjusted for our hedging activity.
(3) Final maturity date listed. Extended term rate is equal to the initial term rate of 8.29% plus 2.00%.
(4) Stated coupon is the original combined weighted average of all classes of securities. Maturity dates listed are the stated final maturities.
(5) Maturity date is 3/11/2011 after the Company entered into amendments on 3/9/2010 to extend the maturity date.

(Dollars in millions)

Debt Summary						Remaining Debt Amortization							
Mortgage/Borrowing		Number of Properties	9/30/2010 Principal Balance (8)	Coupon Interest Rate (9)	Remaining Term (Yrs)	2010	2011	2012	2013	2014	2015 Through 2019	2020 Through 2024	> 2024
CDO 2007-1	(1)	n/a	$1,045.1	3m L+0.460%	45.9	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$1,045.1
CDO 2006-1	(1)	n/a	900.6	3m L+0.370%	30.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	900.6
CDO 2005-1	(1)	n/a	752.2	3m L+0.490%	24.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	752.2
Goldman/Citigroup/KBS/SL Green Mezzanine	(2)	n/a	459.4	1m L+5.200%	0.4	0.0	459.4	0.0	0.0	0.0	0.0	0.0	0.0
Bank of America - BBD1	(3)	116	340.9	5.467%	3.2	3.0	12.6	13.2	312.1	0.0	0.0	0.0	0.0
Goldman/Citigroup/SL Green Mortgage	(4)	195	240.5	1m L+1.990%	0.4	0.0	240.5	0.0	0.0	0.0	0.0	0.0	0.0
PB Capital Mortgage	(5)	41	219.5	1m L+1.650%	2.5	0.0	0.0	0.0	219.5	0.0	0.0	0.0	0.0
Bank of America - BBD2		138	211.4	5.963%	8.9	1.0	4.1	4.4	4.7	5.0	192.2	0.0	0.0
Dana - Bank of America		15	180.0	5.610%	7.3	0.0	0.0	0.0	0.0	0.0	180.0	0.0	0.0
Goldman/Citigroup/KBS/SL Green Mezzanine	(2)	n/a	91.3	1m L+6.000%	0.4	0.0	91.3	0.0	0.0	0.0	0.0	0.0	0.0
101 Independence		1	72.9	5.527%	6.1	0.4	1.5	1.6	1.7	1.8	65.9	0.0	0.0
292 Madison (100%)		1	59.1	6.170%	6.8	0.0	0.0	0.0	0.0	0.0	59.1	0.0	0.0
Pitney Bowes - Bank of America		70	47.2	5.328%	12.0	1.6	1.7	1.8	1.9	2.0	11.6	26.6	0.0
One Citizens Plaza		1	43.5	5.703%	1.3	0.0	0.0	43.5	0.0	0.0	0.0	0.0	0.0
801 Market Street		1	39.4	6.170%	2.3	0.2	0.8	0.8	37.6	0.0	0.0	0.0	0.0
Beaver Valley		1	38.8	5.065%	4.3	0.2	0.8	0.9	0.9	0.9	35.1	0.0	0.0
FSI 6000D		16	31.2	5.800%	6.7	0.1	0.4	0.4	0.4	0.5	29.4	0.0	0.0
FSI 6000B		16	29.9	5.800%	6.7	0.1	0.4	0.4	0.4	0.4	28.2	0.0	0.0
FSI 6000A		15	26.4	6.800%	7.0	0.0	0.0	0.0	0.3	0.3	25.8	0.0	0.0
FSI 6000C		15	22.7	6.800%	7.0	0.0	0.0	0.0	0.2	0.2	22.3	0.0	0.0
Pitney Bowes - Wells Fargo A (formerly Wachovia A)		23	20.6	5.496%	12.7	0.3	1.1	1.2	1.1	1.4	8.3	7.2	0.0
Sterling Bank		14	19.9	5.565%	6.3	0.0	0.0	0.0	0.0	0.0	19.9	0.0	0.0
Jenkins Court	(6)	1	13.9	10.290%	19.9	0.1	0.2	0.3	0.3	0.3	2.0	3.1	7.6
Debt With Principal Balance >=$1 Million & <$3 Million	(7)	16	28.3	5.820%	2.4	0.3	1.4	8.0	18.6	0.0	0.0	0.0	0.0
Debt With Principal Balance < $1 Million		14	9.1	6.131%	4.4	0.1	0.5	4.2	3.0	0.1	0.6	0.6	0.0
Total / Weighted Avg		710	$4,543.8			$7.4	$816.7	$80.7	$602.7	$12.5	$680.4	$37.5	$2,705.5

(1) Stated coupon is the original combined weighted average of all classes of securities. Maturity dates listed are the stated final maturities.
(2) Mezzanine Loan collateralized by equity interest in Gramercy Realty properties - Maturity date is 3/11/2011 after the Company entered into amendments on 3/9/2010 to extend the maturity date - 1M LIBOR cap of 2.00%.
(3) $82.4 is collateralized by defeasance securities.
(4) GS Mortgage Loan floating rate based on LIBOR + 199bps. Maturity date is 3/11/2011 after the Company entered into amendments on 3/9/2010 to extend the maturity date - 1M LIBOR cap of 6.00%.
(5) PB Capital Mortgage Loan floating rate based on LIBOR + 165bps.
(6) Maturity date listed. Extended term rate is equal to the initial term rate of 8.29% plus 2.00%.
(7) $4.1 is collateralized by defeasance securities (3 Loans).
(8) Current principal balance shown does not include GAAP FMV adjustments or discount/premium amounts.
(9) Schedule does not include any impact as a result of hedging activity.

GRAMERCY
CAPITAL
CORP.

Gramercy Finance

GRAMERCY CAPITAL CORP.

Gramercy Finance – Portfolio Summary

(Dollars in thousands)

Loan Portfolio and Commercial Real Estate Securities - September 30, 2010

Type	Investment Count	Carrying Value [1]	Percentage of Loan Portfolio	Fixed Rate: Effective Yield	Floating Rate: Effective Spread	Weighted Avg Floor	Investments Subject to Floor
Whole Loans - Floating Rate	25	$707,934	58.4%		329 bps	250 bps	$518,861
Subordinate Mortgage - Floating Rate	5	75,406	6.2%		295 bps	307 bps	30,754
Mezzanine Loans - Floating Rate	9	141,122	11.6%		621 bps	283 bps	105,124
Preferred Equity- Floating Rate	1	28,224	2.3%		349 bps	00 bps	-
Total Floating Rate Investments	**40**	**$952,686**	**78.5%**		**370 bps**	**258 bps**	**$654,739**
Whole Loans - Fixed Rate	5	$122,829	10.1%	6.77%			
Subordinate Mortgage - Fixed Rate	4	47,055	3.9%	6.01%			
Mezzanine Loans - Fixed Rate	3	87,100	7.2%	10.74%			
Preferred Equity - Fixed Rate	1	4,225	0.3%	7.22%			
Total Fixed Rate Investments	**13**	**$261,209**	**21.5%**	7.97%			
Subtotal for Loan Portfolio [2]	**53**	**$1,213,895**	**100.0%**	**7.97%**	**370 bps**	**258 bps**	**$654,739**
Real Estate Securities - Floating Rate	5	$48,218	4.8%		189 bps		
Real Estate Securities - Fixed Rate	104	960,940	95.2%	6.53%			
Subtotal	**109**	**$1,009,158**	**100.0%**	**6.53%**	**189 bps**		
Total / Average		**$2,223,053**		**6.84%**	**361 bps**	**258 bps**	**$654,739**

(1) Presented net of unamortized fees, discounts, unfunded commitments, reserves for loan losses and other adjustments.

(2) Weighted Average Effective Yield and Weighted Average Effective Spread calculations include loan classified as Non-Performing. The schedule includes Non-Performing loan classified as Whole Loans - Floating Rate of approximately $23,123 with an effective spread of 297 basis points.

GRAMERCY CAPITAL CORP.

(Dollars in thousands)

Loan Portfolio by Current Maturity - September 30, 2010

Year	No.	Carrying Value	Percentage
2010	6	$ 111,892	9.2%
2011	25	478,294	39.4%
2012	10	294,979	24.3%
2013	2	88,944	7.3%
2014	3	68,049	5.6%
Thereafter	7	171,737	14.2%
Total	**53**	**$ 1,213,895**	**100.0%**

Loan Portfolio by Fully Extended Maturity [(1)] - September 30, 2010

Year	No.	Carrying Value	Percentage
2010	3	$ 23,123	1.9%
2011	20	321,796	26.5%
2012	12	367,181	30.3%
2013	4	127,643	10.5%
2014	5	114,046	9.4%
Thereafter	9	260,106	21.4%
Total	**53**	**$ 1,213,895**	**100.0%**

(1) Fully Extended Maturity reflects assumption that all extension requirements are met and all options to extend are exercised.

(Dollars in thousands)

Loan Portfolio by Region - September 30, 2010

Region	No. (1)	Carrying Value		Percentage
Northeast	18	$	555,076	45.7%
West	14		309,614	25.5%
South	5		119,361	9.8%
Mid-Atlantic	8		116,493	9.6%
Midwest	2		50,337	4.2%
Various (2)	4		32,186	2.7%
Southwest	2		30,828	2.5%
Total	**53**	**$**	**1,213,895**	**100.0%**

Loan Portfolio by Property Type - September 30, 2010

Property Type	No. (1)	Carrying Value		Percentage
Office	19	$	523,156	43.1%
Retail	7		192,929	15.9%
Hotel	8		183,857	15.1%
Land - Commercial	5		143,454	11.8%
Multifamily	3		55,295	4.6%
Industrial	2		47,317	3.9%
Condo	3		33,250	2.7%
Mixed Use	2		28,616	2.4%
Other (3)	2		6,021	0.5%
Land - Residential	2		-	0.0%
Total	**53**	**$**	**1,213,895**	**100.0%**

(1) Represents the number of investments, not the property count of the underlying collateral.

(2) Includes interest-only strips.

(3) Includes interest-only strips and a loan to one Sponsor secured by the equity interests in seven properties.

(Dollars in thousands)

By Highest Current Rating - September 30, 2010

Rating		Carrying Value	Percentage
AAA	$	124,935	12.4%
AA+		5,835	0.6%
AA		81,309	8.1%
AA-		30,039	3.0%
A+		51,016	5.1%
A		149,121	14.7%
BBB+		29,602	2.9%
BBB		121,618	12.1%
BBB-		109,824	10.9%
BB+		55,586	5.5%
BB		73,938	7.3%
BB-		74,012	7.3%
B+		57,881	5.7%
B		3,888	0.4%
B-		29,490	2.9%
CCC-		11,064	1.1%
Total	**$**	**1,009,158**	**100.0%**

By Lowest Current Rating - September 30, 2010

Rating		Balance	Percentage
AAA	$	42,047	4.2%
AA		5,645	0.6%
AA-		53,072	5.3%
A		37,173	3.7%
A-		8,555	0.8%
BBB+		35,398	3.5%
BBB		150,214	14.9%
BBB-		105,181	10.4%
BB+		23,961	2.4%
BB		155,071	15.4%
BB-		39,830	3.9%
B+		86,597	8.6%
B		182,643	18.0%
B-		33,072	3.3%
CCC		34,768	3.4%
CCC-		664	0.1%
C		10,400	1.0%
D		4,867	0.5%
Total	**$**	**1,009,158**	**100.0%**

CMBS Rating Changes

	3Q10	2Q10	1Q10	4Q09	3Q09	2Q09	1Q09	4Q08	3Q08	2Q08	1Q08
Upgrade	-	-	-	-	-	-	-	-	-	-	-
Downgrade	153,488	156,252	49,838	406,081	684,886	86,012	675,267	-	-	4,797	-
Unchanged	$ 855,670	862,951	943,061	578,628	298,481	861,651	212,318	869,973	857,402	848,873	791,933
Total	$ 1,009,158	$ 1,019,203	$ 992,899	$984,709	$983,367	$947,663	$887,585	$869,973	$857,402	$853,670	$791,933

Includes ratings actions taken by Moody's, S&P or Fitch.

(Dollars in thousands)

	No. of Securities	Current Carrying Value	% of Portfolio Carrying Value	Current Market Value (1)	% of Portfolio Market Value
Less than 1 year	1	$ 5,835	0.6%	$ 5,561	0.7%
1 - 5 years	10	92,638	9.2%	78,784	9.8%
5-10 years	98	910,685	90.2%	719,851	89.5%
Total	109	$ 1,009,158	100.0%	$ 804,196	100.0%

(1) Based on dealer indications, except for two mark-to-model (Level 3) securities.

Gramercy Finance – CMBS by Region and Property Type

(Dollars in thousands)

By Region - September 30, 2010

Region	Carrying Value	Percentage
Northeast	$ 231,561	23.0%
West	189,946	18.8%
South	173,639	17.3%
Southwest	137,960	13.7%
Midwest	136,121	13.5%
Mid-Atlantic	133,341	13.3%
Other (1)	1,533	0.2%
U.S. Territories (2)	1,558	0.2%
Various	465	0.0%
Total (3)	**$ 1,006,124**	**100.0%**

By Property Type - September 30, 2010

Property Type	Carrying Value	Percentage
Office	$ 354,724	35.2%
Retail	247,173	24.5%
Multifamily(4)	177,307	17.6%
Hotel	103,456	10.3%
Industrial	59,990	6.0%
Mixed-Use	36,203	3.6%
Other	13,861	1.4%
Self Storage	12,832	1.3%
Condo	578	0.1%
Total (3)	**$ 1,006,124**	**100.0%**

(1) Includes seven properties located outside of the U.S. and U.S. Territories.
(2) Includes properties located in Puerto Rico and Guam.
(3) Does not include $3,034 of REIT debt that also serves as collateral for one bond.
(4) Includes Multifamily and Manufactured Housing.

GRAMERCY CAPITAL CORP.

Gramercy Realty

Gramercy Realty – Comparative Balance Sheets – Assets

(Unaudited - in thousands) *

Assets	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009
Real estate investments, at cost:					
Land	$ 825,654	$ 828,152	$ 828,786	$ 830,304	$ 823,399
Building and improvements	2,414,295	2,426,871	2,426,128	2,424,354	2,415,422
Total real estate investment, cost	3,239,949	3,255,023	3,254,914	3,254,658	3,238,821
Less: accumulated depreciation	(153,069)	(138,272)	(122,739)	(107,409)	(91,856)
Total real estate investment, net	3,086,880	3,116,751	3,132,175	3,147,249	3,146,965
Cash and cash equivalents	32,428	29,624	27,570	33,544	64,664
Restricted cash	82,543	84,199	80,997	79,527	83,375
Pledged government securities, net	93,986	95,117	96,168	97,286	98,337
Investment in joint venture	3,689	4,446	5,729	6,386	7,970
Other assets held for sale, net	485	484	641	841	94,637
Tenant and other receivables	59,037	50,876	57,245	50,137	27,878
Derivative instruments, at fair value	-	5	31	-	-
Acquired lease assets	408,982	422,245	435,659	450,436	465,502
Deferred costs, net	7,306	8,569	9,936	5,397	7,524
Other assets	16,186	14,274	18,393	12,476	18,068
Total assets	$ 3,791,522	$ 3,826,590	$ 3,864,544	$ 3,883,279	$ 4,014,920

* Does not include the presentation requirements of ASC 810-10 relating to the segregation of Consolidated Variable Interest Entities.

GRAMERCY CAPITAL CORP.

Gramercy Realty – Comparative Balance Sheets – Liabilities & Equity

(Unaudited - in thousands) *

Liabilities and Stockholders' Equity	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009
Liabilities:					
Mortgage notes payable to an affiliate	96,776	96,979	$ 96,979	$ 99,666	$ 100,775
Mortgage notes payable	2,199,735	2,223,003	2,231,132	2,238,092	2,262,289
Total debt	2,296,511	2,319,982	2,328,111	2,337,758	2,363,064
Accrued interest	8,577	7,998	7,589	6,666	8,896
Accounts payable and accrued expenses	53,097	53,016	48,745	55,100	62,950
Deferred revenue	165,844	162,520	174,268	161,306	94,373
Below market lease liabilities, net	713,753	732,778	751,009	770,781	795,833
Leasehold interests liabilities, net	16,182	16,853	17,527	18,203	18,880
Liabilities related to assets held for sale	257	307	263	238	59,584
Total liabilities	3,254,221	3,293,454	3,327,512	3,350,052	3,403,580
Stockholders' equity:					
Investment by Gramercy Capital Corp.	805,037	805,037	805,037	805,037	805,200
Accumulated other comprehensive income (loss)	6	5	31	-	-
Due to Gramercy Capital Corp.	(260,759)	(260,500)	(252,456)	(252,949)	(196,331)
Retained earnings	(8,362)	(12,724)	(16,817)	(20,056)	(140)
Total Gramercy Realty equity	535,922	531,818	535,793	532,032	608,729
Non-controlling interest	1,379	1,318	1,239	1,195	2,611
Total stockholders' equity	537,301	533,136	537,032	533,227	611,340
Total liabilities and stockholders' equity	$ 3,791,522	$ 3,826,590	$ 3,864,544	$ 3,883,279	$ 4,014,920

* Does not include the presentation requirements of ASC 810-10 relating to the segregation of Consolidated Variable Interest Entities.

GRAMERCY CAPITAL CORP.

Gramercy Realty – Comparative Statements of Operations

(Unaudited - in thousands)

	Quarter Ended				
	September 30, 2010 *	June 30, 2010 *	March 31, 2010 *	December 31, 2009 *	September 30, 2009 *
Revenues:					
Rental revenue	$ 75,975	$ 76,389	$ 77,717	$ 81,062	$ 77,710
Operating expense reimbursements	31,655	29,189	28,933	29,225	30,634
Interest and other income	806	808	1,515	762	804
Total revenues	108,436	106,386	108,165	111,049	109,148
Operating expenses:					
Ground rents and leasehold obligations	4,818	4,775	4,655	4,567	4,743
Real estate taxes	9,564	10,053	10,464	9,764	10,198
Utilities	10,873	9,097	9,912	11,242	11,362
Property and leasehold impairments	-	-	-	13,327	1,076
Other property operating expenses	18,714	19,152	19,165	23,913	17,891
Direct billable expenses	2,256	1,044	1,639	(275)	2,466
Total operating expenses	46,225	44,121	45,835	62,538	47,736
Net operating income	62,211	62,265	62,330	48,511	61,412
Other expenses:					
Marketing, general and administrative	1,428	1,327	1,683	2,458	1,528
Total other expenses	1,428	1,327	1,683	2,458	1,528
EBITDA	60,783	60,938	60,647	46,053	59,884
Interest expense	29,972	29,583	29,811	30,876	31,497
Depreciation and amortization	26,484	26,322	27,432	27,332	26,659
Income (loss) before equity in loss from unconsolidated joint venture and non-controlling interest	4,327	5,033	3,404	(12,155)	1,728
Equity in net income (loss) from unconsolidated joint ventures	(757)	(685)	(657)	(662)	(659)
Net income (loss) from continuing operations	$ 3,570	$ 4,348	$ 2,747	$ (12,817)	$ 1,069
Net income (loss) from discontinued operations	$ (274)	$ (447)	$ (504)	$ (7,109)	$ 586
Net gains from disposals	1,127	271	1,041	183	1,934
Net income (loss) from discontinued operations	853	(176)	537	(6,926)	2,520
Net income attributed to non-controlling interest	(61)	(79)	(44)	(174)	(38)
Net income (loss)	$ 4,362	$ 4,093	$ 3,240	$ (19,917)	$ 3,551

* Reflects properties reclassified during Q3 2010 to Discontinued Operations.

GRAMERCY CAPITAL CORP.

Gramercy Realty – Property NOI

(Unaudited - in thousands)

	Quarter Ended				
	September 30, 2010 *	June 30, 2010 *	March 31, 2010 *	December 31, 2009 *	September 30, 2009 *
Property operating NOI					
NOI from continuing operating	$ 62,211	$ 62,265	$ 62,330	$ 48,511	$ 61,412
NOI from discontinued operations	(244)	(354)	(396)	(5,731)	1,627
Total property operating NOI	61,967	61,911	61,934	42,780	63,039
NOI from joint ventures	1,278	1,361	1,357	1,352	1,359
GAAP NOI	63,245	63,272	63,291	44,132	64,398
Add:					
Straightline rental income	5,453	9,798	8,139	5,901	5,828
Straightline rental expense / leasehold amortizatio	(554)	(542)	(544)	(541)	(516)
Amortization of fair market rental adjustment, net	(16,384)	(15,413)	(16,850)	(22,188)	(16,632)
Property impairments	99	6	257	21,644	2,066
Other non-cash expenses	47	47	46	45	44
Cash NOI (1)	$ 51,906	$ 57,168	$ 54,339	$ 48,993	$ 55,258
Components of debt service					
Interest expense	29,156	28,827	28,814	29,935	30,493
Interest expense on joint ventures	992	993	970	985	1,005
Fixed amortization of principal payments	5,489	5,304	5,348	7,302	5,854
Total consolidated debt service	$ 35,637	$ 35,124	$ 35,132	$ 38,222	$ 37,352

* Adjusted for properties subsequently reclassified to Discontinued Operations.

(1) Cash NOI does not include adjustments for prepaid rents. Cash NOI includes $10,097 ($40,388 annually) of rent from Bank of America for the Dana Portfolio, which was prepaid in December 2009 and December 2008. Under terms of that lease, Bank of America is required to make future annual base rental payments of approximately $3,000 in January 2011 and no annual base rental payments from 2012 through lease expiration in June 2022.

Gramercy Realty Portfolio	Gramercy Realty Portfolio, as of June 30, 2010	Dispositions	New Leasing	Lease Terminations / Expirations	Remeasure / Adjustments	Gramercy Realty Portfolio, as of Sept. 30, 2010
Number of Properties	902	(4)				898
Branches	575	(2)				573
Office Buildings	325	(2)				323
Land	2	-				2
Rentable Sq. Ft.	25,562,612	(197,579)			(1)	25,365,032
Branches	3,700,582	(5,392)			-	3,695,190
Office Buildings	21,862,030	(192,187)			(1)	21,669,842
Leased Sq. Ft.	21,790,913	(3,308)	78,573	(626,016)	721	21,240,883
Branches	3,142,582	(3,308)	7,515	(29,036)	-	3,117,753
Office Buildings	18,648,331	-	71,058	(596,980)	721	18,123,130
% Leased	85.2%					83.7%
% of Base Revenue from:						
Financial Institutions	78.3%					77.4%
"A" Rated Tenants [1]	68.8%					67.4%
Net Leases	73.2%					71.9%
Lease Expiration (% of Base Rent within Next Twelve Months) [2]	2.7%					2.0%
Weighted Average Remaining Lease Term (years)	9.1					8.8

(1) Ratings by Moody's. Individual lease agreements may be with tenants that are unrated subsidiaries of rated entities.
(2) Includes noticed Shedding Space as expiring on shed effective date.

Gramercy Realty Portfolio

Top Ten Vacancies by State

	Number of Properties	Rentable Sq. Ft.	Leased Sq. Ft.	Vacant Sq. Ft.	% Vacant
Florida	144	3,122,319	2,595,584	526,735	16.9%
North Carolina	173	4,252,125	3,776,141	475,984	11.2%
Maryland	7	1,041,138	652,080	389,058	37.4%
Virginia	43	2,550,945	2,233,225	317,720	12.5%
Illinois	14	1,432,194	1,161,586	270,608	18.9%
New York	13	618,352	375,936	242,416	39.2%
Texas	44	711,221	498,989	212,232	29.8%
Georgia	67	1,500,105	1,295,002	205,103	13.7%
New Jersey	60	1,281,647	1,089,550	192,097	15.0%
Missouri	20	649,322	499,514	149,808	23.1%
	585	17,159,368	14,177,607	2,981,761	

Portfolio by Percent Vacant

	Number of Properties	Rentable Sq. Ft.	Leased Sq. Ft.	Vacant Sq. Ft.
Vacant	71	910,044	-	910,044
90-99% Vacant	-	-	-	-
80-89% Vacant	2	431,748	66,769	364,979
70-79% Vacant	7	159,232	43,937	115,295
60-69% Vacant	17	389,932	137,486	252,446
50-59% Vacant	25	527,431	242,643	284,788
40-49% Vacant	48	1,104,422	612,763	491,659
30-39% Vacant	47	1,294,844	843,259	451,585
20-29% Vacant	54	3,076,300	2,300,075	776,225
10-19% Vacant	37	2,269,750	1,941,043	328,707
1-9% Vacant	21	2,904,051	2,755,630	148,421
No Vacancy	567	12,297,278	12,297,278	-
Portfolio Total	896	25,365,032	21,240,883	4,124,149

Vacancy by Building Size

	Number of Properties	Rentable Sq. Ft.	Leased Sq. Ft.	Vacant Sq. Ft.	% Vacant
Over 100,000 SF	53	14,461,070	12,726,512	1,734,558	12.0%
50,000 to 99,999 SF	26	1,907,017	1,433,657	473,360	24.8%
20,000 to 49,999 SF	132	3,734,137	2,771,322	962,815	25.8%
10,000 to 19,999 SF	228	3,195,387	2,550,144	645,243	20.2%
Under 10,000 SF	457	2,067,421	1,759,248	308,173	14.9%
Portfolio Total	896	25,365,032	21,240,883	4,124,149	16.3%

Land parcels are excluded from property totals.

GRAMERCY CAPITAL CORP.

Gramercy Realty – Portfolio Vacancies – Branch and Office

Branch

Top Ten Vacancies by State

	Number of Properties	Rentable Sq. Ft.	Leased Sq. Ft.	Vacant Sq. Ft.	% Vacant
Florida	92	573,009	480,636	92,373	16.1%
Pennsylvania	38	237,672	157,986	79,686	33.6%
North Carolina	152	749,787	684,227	65,560	8.7%
Georgia	47	287,503	228,621	58,882	20.5%
Virginia	28	193,354	141,740	51,614	26.7%
New Jersey	44	214,757	179,381	35,376	16.5%
California	47	484,028	451,725	32,303	6.7%
Missouri	6	75,221	45,246	29,975	39.8%
Washington	9	96,029	69,445	26,584	27.7%
South Carolina	16	113,731	92,124	21,607	19.0%
	479	3,025,291	2,531,131	494,160	

Top Ten Branch Vacancies

Property Name	Rentable Sq. Ft.	Leased Sq. Ft.	Vacant Sq. Ft.	% Vacant
Hanover	16,565	-	16,565	100.0%
Norristown	19,506	7,614	11,892	61.0%
Rocky Mount Main	11,270	-	11,270	100.0%
Port of Houston	10,800	-	10,800	100.0%
Arlington Expressway	10,050	-	10,050	100.0%
Aurora Main	9,660	-	9,660	100.0%
Hull Street - Midlothian	9,392	-	9,392	100.0%
Goodwater	9,332	-	9,332	100.0%
Woodbury Main	9,002	-	9,002	100.0%
Mount Carmel	12,182	3,622	8,560	70.3%
	117,759	11,236	106,523	

0.5% of portfolio sq. ft.	2.0% of portfolio vacancy
3.2% of branch sq. ft.	18.4% of branch vacancy

Portfolio by Percent Vacant

	Number of Properties	Rentable Sq. Ft.	Leased Sq. Ft.	Vacant Sq. Ft.
Vacant	61	289,553	-	289,553
90-99% Vacant	-	-	-	-
80-89% Vacant	-	-	-	-
70-79% Vacant	2	22,882	6,575	16,307
60-69% Vacant	1	19,506	7,614	11,892
50-59% Vacant	7	72,812	33,714	39,098
40-49% Vacant	16	173,624	83,515	90,109
30-39% Vacant	16	155,364	101,555	53,809
20-29% Vacant	19	236,392	177,919	58,473
10-19% Vacant	13	161,276	134,511	26,765
1-9% Vacant	3	30,351	28,920	1,431
No Vacancy	435	2,533,430	2,533,410	-
Branch Total	573	3,695,190	3,117,753	577,437

Vacancy by Building Size

	Number of Properties	Rentable Sq. Ft.	Leased Sq. Ft.	Vacant Sq. Ft.	% Vacant
Over 100,000 SF	-	-	-	-	-
50,000 to 99,999 SF	-	-	-	-	-
20,000 to 49,999 SF	5	142,964	142,964	-	-
10,000 to 19,999 SF	124	1,563,657	1,284,041	279,616	17.9%
Under 10,000 SF	444	1,988,569	1,690,748	297,821	15.0%
Branch Total	573	3,695,190	3,117,753	577,437	15.6%

Land parcels are excluded from property totals.

Office

Top Ten Vacancies by State

	Number of Properties	Rentable Sq. Ft.	Leased Sq. Ft.	Vacant Sq. Ft.	% Vacant
Florida	52	2,549,310	2,114,948	434,362	17.0%
North Carolina	21	3,502,338	3,091,914	410,424	11.7%
Maryland	7	1,041,138	652,080	389,058	37.4%
Illinois	11	1,408,365	1,141,775	266,590	18.9%
Virginia	15	2,357,591	2,091,485	266,106	11.3%
New York	7	563,333	332,155	231,178	41.0%
Texas	22	521,249	319,817	201,432	38.6%
New Jersey	16	1,065,890	910,169	156,721	14.7%
Georgia	20	1,212,602	1,066,381	146,221	12.1%
Missouri	14	574,101	454,268	119,833	20.9%
	185	14,795,917	12,174,992	2,621,925	

Top Ten Office Vacancies

Property Name	Rentable Sq. Ft.	Leased Sq. Ft.	Vacant Sq. Ft.	% Vacant
Calvert Center - Baltimore	411,731	63,104	348,627	84.7%
Oakwoods	159,072	-	159,072	100.0%
101 Independence - Charlotte	565,694	427,978	137,716	24.3%
Bank of America - Chicago	983,778	863,358	120,420	12.2%
Baymeadows Ops	119,330	-	119,330	100.0%
Nations Bank Center - Richmond	540,201	421,663	118,538	21.9%
Broadway - Albany	111,690	-	111,690	100.0%
Nations Bank Center - Norfolk	336,710	240,009	96,701	28.7%
Downtown St. Petersburg	87,755	-	87,755	100.0%
Exchange Street - Malden	314,156	232,914	81,242	25.9%
	3,630,120	2,269,026	1,381,094	

14.3% of portfolio sq. ft.	33.5% of portfolio vacancy
16.6% of office sq. ft.	38.8% of office vacancy

Portfolio by Percent Vacant

	Number of Properties	Rentable Sq. Ft.	Leased Sq. Ft.	Vacant Sq. Ft.
Vacant	10	620,491	-	620,491
90-99% Vacant	-	-	-	-
80-89% Vacant	2	431,748	66,769	364,979
70-79% Vacant	5	136,350	37,382	98,968
60-69% Vacant	16	370,426	129,872	240,554
50-59% Vacant	18	454,619	208,929	245,690
40-49% Vacant	32	930,798	519,248	411,550
30-39% Vacant	31	1,139,480	741,704	397,776
20-29% Vacant	35	2,839,908	2,122,156	717,752
10-19% Vacant	24	2,108,474	1,806,532	301,942
1-9% Vacant	18	2,873,700	2,728,710	145,090
No Vacancy	132	9,763,848	9,763,848	-
Office Total	323	21,669,842	18,123,130	3,546,712

Vacancy by Building Size

	Number of Properties	Rentable Sq. Ft.	Leased Sq. Ft.	Vacant Sq. Ft.	% Vacant
Over 100,000 SF	53	14,461,070	12,726,512	1,734,558	12.0%
50,000 to 99,999 SF	28	1,907,017	1,433,657	473,360	24.8%
20,000 to 49,999 SF	127	3,591,173	2,628,358	962,815	26.8%
10,000 to 19,999 SF	104	1,631,730	1,266,103	365,627	22.4%
Under 10,000 SF	13	78,852	68,500	10,352	13.1%
Office Total	323	21,669,842	18,123,130	3,546,712	16.4%

Gramercy Realty Portfolio


Lease Expiration - 2010 to 2014
Sq. Ft.
1,000,000
500,000
0
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
% of Base Rent
0.07%
0.30%
3.87%
7.27%
4.99%
4.73%
Monthly
2010
2011
2012
2013
2014
Rentable Sq. Ft.
% of Portfolio Base Rent

Lease Expirations within Next 12 Months

Expiring	Number of Tenant Leases	Leased Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of Portfolio Base Rent
Monthly	73	288,946	1.14%	0.07%
Q4 2010	37	277,884	1.10%	0.30%
Q1 2011	40	229,594	0.91%	0.75%
Q2 2011	42	79,148	0.31%	0.32%
Q3 2011	31	112,603	0.44%	0.60%

Includes noticed Shedding Space as expiring on shed effective date.

Leases for parking, signs, antennae, etc. are excluded.

Branch


Lease Expiration - 2010 to 2014
Sq. Ft.
200,000
100,000
0
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
% of Base Rent
0.06%
0.10%
6.20%
4.69%
8.17%
4.47%
Monthly
2010
2011
2012
2013
2014
Rentable Sq. Ft.
% of Branch Base Rent

Lease Expirations within Next 12 Months

Expiring	Number of Tenant Leases	Leased Sq. Ft.	% of Branch Rentable Sq. Ft.	% of Branch Base Rent
Monthly	13	20,192	0.55%	0.06%
Q4 2010	6	13,922	0.38%	0.10%
Q1 2011	10	23,253	0.63%	0.31%
Q2 2011	7	20,199	0.55%	0.40%
Q3 2011	4	28,004	0.76%	0.26%

Office


Lease Expiration - 2010 to 2014
Sq. Ft.
1,000,000
500,000
0
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
% of Base Rent
0.08%
0.36%
3.13%
8.09%
3.98%
4.81%
Monthly
2010
2011
2012
2013
2014
Rentable Sq. Ft.
% of Office Base Rent

Lease Expirations within Next 12 Months

Expiring	Number of Tenant Leases	Leased Sq. Ft.	% of Office Rentable Sq. Ft.	% of Office Base Rent
Monthly	60	268,754	1.24%	0.08%
Q4 2010	31	263,962	1.22%	0.36%
Q1 2011	30	206,341	0.95%	0.89%
Q2 2011	35	58,949	0.27%	0.29%
Q3 2011	27	84,599	0.39%	0.71%

Includes noticed Shedding Space as expiring on shed effective date.
Leases for parking, signs, antennae, etc. are excluded.

Gramercy Realty Portfolio

Top Ten Tenants by Percent of Base Rent

	Tenants / Financial Institutions	Credit Rating*	Number of Locations	Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of Portfolio Base Rent
1	Bank of America, N.A.	A2	366	11,059,401	43.6%	39.6%
2	Wells Fargo Bank, N.A. (successor by merger to Wachovia Bank, N.A.)	Aa2	127	4,188,651	16.5%	13.4%
3	Citizens Financial Group	A1	9	267,585	1.1%	3.0%
4	Regions Financial Corporation	Baa3	71	653,604	2.6%	2.6%
5	General Services Administration (GSA)	Aaa	6	252,471	1.0%	2.4%
6	Zurich Financial Services Group (as assignee of American International Group, Inc.)	NR	1	263,058	1.0%	2.4%
7	Branch Banking & Trust Co. (BB&T)	Aa2	23	396,321	1.6%	2.0%
8	KeyBank National Association	A2	31	144,218	0.6%	1.5%
9	Citco Fund Services (USA), Inc.	NR	1	104,343	0.4%	1.3%
10	PNC Bank (includes former National City Bank)	A1	7	148,889	0.6%	1.0%
			642	17,478,541	69.0%	69.2%

* Ratings by Moody's. Individual lease agreements may be with tenants that are unrated subsidiaries of named entities.

Top Ten States by Percent of Portfolio NOI

	States	Number of Properties	Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% Leased	% of Portfolio NOI
1	North Carolina	173	4,252,125	16.8%	88.8%	20.9%
2	Florida	144	3,122,319	12.3%	83.1%	13.9%
3	Virginia	43	2,550,945	10.1%	87.5%	12.9%
4	Pennsylvania	46	1,470,529	5.8%	91.1%	6.4%
5	Georgia	67	1,500,105	5.9%	86.3%	6.4%
6	California	95	1,512,019	6.0%	91.2%	5.6%
7	Maryland	7	1,041,138	4.1%	62.6%	4.7%
8	Illinois	14	1,432,194	5.6%	81.1%	3.5%
9	Delaware	2	378,723	1.5%	100.0%	2.9%
10	Rhode Island	3	422,456	1.7%	97.9%	2.7%
		594	17,682,553	69.8%	86.1%	79.9%

Land parcels are excluded from property totals.

Top Ten Tenants by Percent of Base Rent

Branch

	Tenants	Credit Rating*	Number of Locations	Rentable Sq. Ft.	% of Branch Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of Branch Base Rent	% of Portfolio Base Rent
1	Bank of America, N.A.	A2	168	1,189,861	32.2%	4.7%	22.8%	5.4%
2	Wells Fargo Bank, N.A. (successor by merger to Wachovia Bank, N.A.)	Aa2	86	551,490	14.9%	2.2%	13.0%	3.1%
3	KeyBank National Association	A2	31	144,218	3.9%	0.6%	6.5%	1.5%
4	Branch Banking & Trust Co. (BB&T)	Aa2	20	122,431	3.3%	0.5%	5.5%	1.3%
5	Regions Financial Corporation	Baa3	19	77,431	2.1%	0.3%	4.8%	1.1%
6	Fifth Third Bancorp	Baa1	13	49,056	1.3%	0.2%	4.2%	1.0%
7	Sterling Bank	NR	13	106,977	2.9%	0.4%	3.4%	0.8%
8	SunTrust	Baa1	8	28,986	0.8%	0.1%	3.4%	0.8%
9	RBC Bank	A1	9	39,125	1.1%	0.2%	3.2%	0.8%
10	Sovereign Bank	A3	9	48,350	1.3%	0.2%	2.6%	0.6%
			376	2,356,925	63.8%	9.4%	69.4%	16.4%

Office

	Tenants	Credit Rating*	Number of Locations	Rentable Sq. Ft.	% of Office Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of Office Base Rent	% of Portfolio Base Rent
1	Bank of America, N.A.	A2	198	9,889,540	45.5%	38.9%	44.8%	34.1%
2	Wells Fargo Bank, N.A. (successor by merger to Wachovia Bank, N.A.)	Aa2	41	3,637,161	16.8%	14.3%	13.5%	10.3%
3	Citizens Financial Group	A1	4	241,427	1.1%	1.0%	3.6%	2.7%
4	General Services Administration (GSA)	Aaa	6	252,471	1.2%	1.0%	3.2%	2.4%
5	Zurich Financial Services Group (as assignee of American International Group, Inc.)	NR	1	263,058	1.2%	1.0%	3.1%	2.4%
6	Regions Financial Corporation	Baa3	52	576,173	2.7%	2.3%	1.9%	1.5%
7	Citco Fund Services (USA), Inc.	NR	1	104,343	0.5%	0.4%	1.6%	1.3%
8	Robinson, Bradshaw & Hinson PA	NR	1	120,606	0.6%	0.5%	1.2%	0.9%
9	PNC Bank (includes former National City Bank)	A1	5	136,686	0.6%	0.5%	1.1%	0.9%
10	Branch Banking & Trust Co. (BB&T)	Aa2	3	273,890	1.3%	1.1%	0.9%	0.7%
			312	15,475,355	71.5%	61.0%	74.9%	57.2%

* Ratings by Moody's. Individual lease agreements may be with tenants that are unrated subsidiaries of named entities.

Top Ten States by Percent of NOI

Branch

	States	Number of Properties	Rentable Sq. Ft.	% Leased	% of Branch Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of Branch NOI	% of Portfolio NOI
1	North Carolina	152	749,787	91.3%	20.3%	3.0%	24.7%	5.4%
2	Florida	92	573,009	83.9%	15.5%	2.3%	23.7%	5.2%
3	Georgia	47	287,503	79.5%	7.8%	1.1%	9.6%	2.1%
4	California	47	484,028	93.3%	13.1%	1.9%	8.4%	1.8%
5	Ohio	33	168,700	94.4%	4.6%	0.7%	7.5%	1.6%
6	Texas	22	189,972	94.3%	5.1%	0.7%	6.3%	1.4%
7	New Jersey	44	214,757	83.5%	5.8%	0.8%	6.3%	1.4%
8	Pennsylvania	38	237,872	66.4%	6.4%	0.9%	3.4%	0.7%
9	South Carolina	15	113,731	81.0%	3.1%	0.4%	3.3%	0.7%
10	Virginia	28	193,354	73.3%	5.2%	0.8%	3.2%	0.7%
		518	3,212,713	85.7%	86.9%	12.6%	96.4%	21.0%

Office

	States	Number of Properties	Rentable Sq. Ft.	% Leased	% of Office Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of Office NOI	% of Portfolio NOI
1	North Carolina	21	3,502,338	88.3%	16.2%	13.8%	19.8%	15.5%
2	Virginia	15	2,357,591	88.7%	10.9%	9.3%	15.6%	12.2%
3	Florida	52	2,549,310	83.0%	11.8%	10.1%	11.2%	8.7%
4	Pennsylvania	8	1,232,657	95.9%	5.7%	4.9%	7.2%	5.6%
5	Maryland	7	1,041,138	62.6%	4.8%	4.1%	6.0%	4.7%
6	Georgia	20	1,212,602	87.9%	5.6%	4.8%	5.5%	4.3%
7	California	48	1,027,991	90.2%	4.7%	4.1%	4.8%	3.8%
8	Illinois	11	1,408,365	81.1%	6.5%	5.6%	4.3%	3.3%
9	Delaware	2	378,723	100.0%	1.7%	1.5%	3.7%	2.9%
10	Rhode Island	3	422,456	97.9%	1.9%	1.7%	3.4%	2.7%
		187	15,133,171	86.3%	69.8%	59.9%	81.5%	63.7%

Land parcels are excluded from property totals.

Gramercy Realty
Dispositions Report
Date of Inventory 9/30/2010
For Dispositions between 7/1/2010 and 9/30/2010

Property	Property Name	Property Type	Own. Code	Address	City	State	Zip Code	Disposition Date	Rentable SF	Leased SF	% Leased
3668	Highway 70	Branch	Own	2146 Statesville Blvd	Salisbury	NC	28147	7/27/2010	2,084	-	0.0%
229	Continental Plaza	Branch	Leased	401 Hackensack Ave	Hackensack	NJ	7601	8/31/2010	3,308	3,308	100.0%
	Total Number of Properties for Branch			**2**					**5,392**	**3,308**	**61.4%**
3435	Wheat Innsbrook I	Office	Own	10700 N Park Dr	Glen Allen	VA	23060	7/30/2010	88,584	-	0.0%
3436	Wheat Innsbrook II	Office	Own	10750 Wheat First Drive	Glen Allen	VA	23060	7/30/2010	103,603	-	0.0%
	Total Number of Properties for Office			**2**					**192,187**	**-**	**0.0%**
	Total Number of Properties			**4**					**197,579**	**3,308**	**1.7%**

Term	Definition
Base Rent	The contractual rent, excluding Reimbursable Expenses and without Straight-lining, required to be paid by a tenant under a lease during the twelve-month period following the most recently completed calendar quarter. Base Rent reflects scheduled rental increases, decreases, lease expirations and early terminations, but does not include any amounts attributable to periods after a property is sold. For gross leases, Base Rent includes the entire amount paid by the tenant, including any portion that may be applied by the landlord to the payment of operating expenses.
EBITDA	Earnings before Interest, Taxes, Depreciation and Amortization equals Total Revenues (calculated on a GAAP basis, inclusive of the impact of straightlining of rents) less Operating Expenses.
Funds From Operations (FFO)	The revised White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT, in April 2002 defines FFO as net income (loss) (computed in accordance with GAAP, inclusive of the impact of straight line rents), excluding gains (or losses) from items which are not a recurring part of our business, such as sales of properties, plus real estate-related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. We consider gains and losses on the sales of debt investments to be a normal part of our recurring operations and therefore include such gains and losses when arriving at FFO.
GAAP	Generally accepted accounting principles.
Gross Revenue	Annualized Base Rent plus Reimbursable Expenses.
LIBOR	London Interbank Offered Rate.
REIT	Real estate investment trust.
Reimbursable Expenses	The amount of operating expenses, real estate taxes and other charges incurred by the landlord that are required to be reimbursed by tenants under Base Year Leases and Triple Net Leases that do not require direct payment thereof by the tenants. Reimbursable Expenses do not include operating expenses, real estate taxes or other charges directly incurred and paid by tenants under Bond Net Leases or Triple Net Leases that require direct payments by the tenant.
Shedding Space	The whole or partial termination of a lease by a tenant pursuant to a contractual right set forth in the tenant's lease, which termination typically becomes effective after a 60 day or longer notice period and often with nominal economic consideration paid to the landlord.
Straight-lining	Recognition of income or expense on a consistent basis throughout the term of the lease, regardless of when payments are actually due.

RESEARCH COVERAGE - EQUITY

Stephen Laws	Deutsche Bank Securities, Inc.	(212) 250-6219
David Fick	Stifel Nicolaus & Company, Inc.	(443) 224-1308

INVESTOR INFORMATION

Transfer Agent
The Bank of New York Mellon Corporation
480 Washington Blvd
Jersey City, New Jersey 07310

Investor Inquiries
Stockholders, prospective investors and analysts seeking information about the Company should direct their inquiries to:
Director of Investor Relations
Gramercy Capital Corp.
420 Lexington Avenue, Suite 1926
New York, NY 10170
212-297-1000
www.gkk.com

Executive Officers

Roger M. Cozzi
Chief Executive Officer;
Director; Investment Committee

Timothy J. O'Connor
President

Robert R. Foley
Chief Operating Officer

Jon W. Clark
Chief Financial Officer

Executive Vice Presidents

Michael G. Kavourias
Chief Legal Officer

Edward J. Matey Jr.
General Counsel

Independent Auditors

Ernst & Young LLP
New York, NY

Legal Counsel

Clifford Chance US LLP
New York, NY

Non-Officer Directors

Allan J. Baum
Director; Audit Committee;
Compensation Committee;
Investment Committee;
Private Investor

Marc Holliday
Director;
Chief Executive Officer, SL Green Realty Corp.

Jeffrey E. Kelter
Director; Compensation Committee;
Nominating and Corporate Governance Committee;
Investment Committee;
Chief Executive Officer, KTR Capital Partners, LLC

Paul J. Konigsberg
Director; Audit Committee;
Nominating and Corporate Governance Committee;
Senior Partner and President, Konigsberg Wolf and Co., P.C.

Charles S. Laven
Director; Audit Committee;
Compensation Committee;
Nominating and Corporate Governance Committee;
President, Forsyth Street Advisors, LLC

Headquarters

420 Lexington Avenue, Suite 1926
New York, NY 10170
(212) 297-1000
(212) 297-1090 fax
www.gkk.com